SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 27, 2001
                                                          ---------------



                            OUTBACK STEAKHOUSE, INC.(R)
                            ---------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                       1-15935             59-3061413
       --------                       -------             ----------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
    of incorporation)                                      Identification No.)


          2202 North Westshore Boulevard,5th Floor
                      Tampa, Florida                     33607
       ---------------------------------------------    --------
           (Address of principal executive offices)    (Zip Code)



  Registrant's telephone number, including area code:    (813) 282-1225
                                                         --------------


                                Not applicable.
                                ---------------
         (Former name or former address, if changed since last report.)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (c)   EXHIBIT
          NUMBER  DESCRIPTION

          99.1      Press release dated August 27, 2001  (filed herewith).


ITEM 9.   REGULATION FD DISCLOSURE

   On August 27, 2001, the Registrant issued a news release entitled "Outback Steakhouse and Bonefish Grill Announce Agreement in Principle To Co-Develop Future Restaurants", and a copy is being filed herewith as Exhibit 99.1.


     SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OUTBACK STEAKHOUSE, INC.(R)



DATED: August 27, 2001.       By:  /s/ Robert S. Merritt
                                      ---------------------------------------
                                Robert S. Merritt, Senior Vice President,
                                Chief Financial Officer and Treasurer

                           EXHIBIT INDEX


          EXHIBIT
          NUMBER  DESCRIPTION

          99.1      Press release dated August 27, 2001.


                                                     EXHIBIT 99.1


               Press Release dated August 27, 2001

CONTACT:  Stephanie Amberg
          813/282-1225

FOR IMMEDIATE RELEASE




              OUTBACK STEAKHOUSE AND BONEFISH GRILL

                 ANNOUNCE AGREEMENT IN PRINCIPLE

                TO CO-DEVELOP FUTURE RESTAURANTS





     Tampa, FL -- August 27, 2001 -- Outback Steakhouse, Inc.
(NYSE - OSI) which operates 819 casual and upscale casual restaurants internationally, and Bonefish Grill Restaurants which operates two casual restaurants in the Tampa Bay area co-announced today that they have entered into an agreement in principle to co-develop future Bonefish Grills.

     Founded in January of 2000 in St. Petersburg, Florida by veteran restaurateurs Tim Curci and Chris Parker, Bonefish Grill features a stellar collection of finfish -- cooked over an oak-burning grill -- hand-cut beef, and pasta and chicken dishes each with its own enhanced flavors.

     Outback Steakhouse, Inc. operates 708 Outback Steakhouses,
93 Carrabba's Italian Grills, seven Fleming's Prime Steakhouse &
Wine Bars, eight Roy's and one Lee Roy Selmon's in 49 states and
19 countries internationally.